UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2016

Equitable Financial Corp.

(Exact name of registrant as specified in its charter)

Maryland	32-0467709
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

113 North Locust Street
Grand Island, NE	68801
(Address of principal executive offices)	(Zip Code)

(308) 382-3136

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders.

On November 15, 2016, Equitable Financial Corp. (the “Company”) held its Annual Meeting of Stockholders.  The matters listed below were submitted to a vote of the stockholders through the solicitation proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on October 7, 2016.  The final results of the stockholder vote are as follows:

1.	The stockholders elected each director nominated to serve for a three-year term as follows:

	For	Withheld	Broker Non-Votes
Gary L. Hedman	1,773,944	390,141	930,194

Douglas J. Redman	1,777,223	386,862	930,194

David L. Richardson	2,069,883	94,202	930,194

2.	The stockholders approved the Equitable Financial Corp. 2016 Equity Incentive Plan as follows:

For	Against	Abstain	Broker Non‑Votes
1,972,209	189,899	1,977	930,194

3.	The stockholders approved the ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2017 as follows:

For	Against	Abstain	Broker Non‑Votes
3,044,882	42,522	6,875	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITABLE FINANCIAL CORP.

Dated: November 18, 2016	By:	/s/ Thomas E. Gdowski
Thomas E. Gdowski
President and CEO

Dated: November 18, 2016	By:	/s/ Darcy M. Ray
Darcy M. Ray
Chief Financial Officer